Cash and cash equivalents	12 Months Ended
Dec. 31, 2013
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]
4.	Cash and cash equivalents

Cash and cash equivalents are as follows:

	December 31,
(In thousands of US$)	2013	2012

Cash and due from banks	2,161	6,718
Interest-bearing deposits in banks	837,557	700,312
Total	839,718	707,030
Less:
Pledged deposits	9,032	14,519
	830,686	692,511

On December 31, 2013 and 2012, the New York Agency had a pledged deposit with a carrying value of $3.0 million with the New York State Banking Department, as required by law since March 1994. As of December 31, 2013 and 2012, the Bank had pledged deposits with a carrying value of $6.0 million and $11.5 million, respectively, to secure derivative financial instruments transactions and repurchase agreements.